Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of iGambit Inc. (the “Company”)

on Form 10-K for the twelve months ended December 31, 2016, as filed with the Securities and  Exchange  Commission  on  the  date  hereof  (the  “Report”),  I,  Elisa  Luqman,  Principal

Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906  of the Sarbanes-Oxley Act of 2002, to the best of my knowledge,

that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Elisa Luqman

Elisa Luqman

Principal  Financial Officer

April 17, 2017